UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 28, 2006
ORBIMAGE HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-50933	20-2759725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21700 Atlantic Boulevard
Dulles, VA 20166
(Address of Principal Executive Offices)
(703) 480-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 4.02 (a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
     On March 22, 2006, the management and Audit Committee of ORBIMAGE Holdings Inc. (the “Company”) concluded that certain of the Company’s previously issued financial statements should be restated. As part of its preparation of the financial statements for the year ended December 31, 2005, the Company, after discussion with BDO Seidman LLP, the Company’s independent registered public accounting firm, undertook a review of its accounting for an interest rate swap agreement under Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended (“SFAS No. 133”).
     In June 2005, the Company entered into an interest rate swap agreement to effectively hedge its $250 million LIBOR-based floating rate term debt for three years. As a result of entering into the agreement, the interest rate to be paid by the Company relating to the hedged portion of its debt is fixed at 13.75 percent rather than on a three-month LIBOR plus 9.5 percent. The Company included changes from period to period in the fair value of this derivative instrument (which the Company classified as a cash flow hedge) as increases and decreases to Accumulated Other Comprehensive Income as permitted by SFAS No. 133 in the Company’s Quarterly Reports on Form 10-Q for the periods ended June 30, 2005 and September 30, 2005. In order to qualify for hedge accounting treatment, specific standards and documentation requirements must be met. The Company believed that it met those requirements and that derivative accounting treatment was appropriate under SFAS No. 133.
     Although the interest rate swap agreement provides the Company with an economic hedge against interest rate risk, the Company determined that, after review of the applicable derivative accounting rules, it did not have adequate documentation at inception of the interest rate swap agreement to qualify for hedge accounting treatment under SFAS No. 133. As a result, management determined that its accounting for this derivative instrument as a cash flow hedge during such periods was inappropriate. In addition, the Company determined that the calculations of the fair value of the derivative instrument at June 30, 2005 and September 30, 2005 did not conform to the valuation methodology of the counterparty to the interest rate swap agreement. The Company’s management has fully briefed the Audit Committee with respect to management’s determinations.
     Based on management’s determination, the Audit Committee of the Board of Directors determined that the Company’s unaudited financial statements and other information for the quarters ended June 30 and September 30, 2005 should not be relied upon and these financial statements should be restated. The Audit Committee has discussed this conclusion and the restatement adjustments with the Company’s independent public accountants, BDO Seidman, LLP.
     Since the Company’s derivative transaction does not qualify for hedge accounting treatment, the Company will apply “mark to market” accounting. The primary effect of this change in treatment is the inclusion in net income of any increases or decreases in the fair value of derivative instruments previously designated as hedges during the periods in which such increases or decreases occurred. As stated above, under the previous hedge accounting treatment, increases and decreases in the fair value of this derivative was recorded in Accumulated Other Comprehensive Income on the balance sheet, and had no effect on net income.
     A summary of the significant effects of the restatement is as follows (dollars in thousands except per share data):

	Quarter ended June 30, 2005		Six Months ended June 30, 2005
	As Previously		As Previously
	Reported	As Restated	Reported	As Restated
Statement of Operations Data:
Unrealized loss on derivative instruments	$—	$(1,370)	$—	$(1,370)
Net loss	(5,446)	(6,816)	(10,968)	(12,338)
Loss per share — basic and diluted	$(0.32)	$(0.39)	$(0.73)	$(0.82)

	Six Months ended June 30, 2005
	As Previously
	Reported	As Restated
Statement of Cash Flows Data:
Net loss	$(10,968)	$(12,338)
Adjustments to reconcile net loss to net cash provided by operating activities:
Unrealized loss on derivative instruments	—	1,370

	Pro Forma June 30, 2005		June 30, 2005
	As Previously		As Previously
	Reported	As Restated	Reported	As Restated
Balance Sheet Data:
Other liabilities	$6,910	$4,939	$6,910	$4,939
Total liabilities	362,682	360,711	425,456	423,485
Accumulated deficit	(37,826)	(39,196)	(35,707)	(37,077)
Accumulated other comprehensive loss	(3,341)	—	(3,341)	—
Total stockholders’ equity	143,948	145,919	146,067	148,038

	Quarter ended		Nine Months ended
	September 30, 2005		September 30, 2005
	As Previously		As Previously
	Reported	As Restated	Reported	As Restated
Statement of Operations Data:
Unrealized gain on derivative instruments	$—	$2,708	$—	$1,338
Net loss	(9,548)	(6,840)	(20,516)	(19,178)
Loss per share — basic and diluted	$(0.55)	$(0.40)	$(1.29)	$(1.21)

	Nine Months ended
	September 30, 2005
	As Previously
	Reported	As Restated
Statement of Cash Flows Data:
Net loss	$(20,516)	$(19,178)
Adjustments to reconcile net loss to net cash provided by operating activities:
Unrealized gain on derivative instruments	—	(1,338)

	September 30, 2005
	As Previously
	Reported	As Restated
Balance Sheet Data:
Other assets	$26,092	$27,430
Total assets	568,916	570,254
Other liabilities	3,811	3,604
Total liabilities	428,926	428,719
Accumulated deficit	(45,255)	(43,917)
Accumulated other comprehensive loss	(207)	—
Total stockholders’ equity	139,990	141,535
Total liabilities and stockholders’ equity	568,916	570,254

     The Company expects to file amended Quarterly Reports on Form 10-Q for the periods ending June 30, 2005 and September 30, 2005 as soon as practicable.
     All statements other than those of historical facts included in this Form 8-K, including those related to our financial outlook, liquidity, goals, business strategy, projected plans and objectives of management for future operating results, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including the risks set forth below, and are based on our current expectations and projections about future events. Our actual results, performance or achievements could be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although we believe the expectations reflected in these forward-looking statements are based on reasonable assumptions, there is a risk that these expectations will not be attained and that any deviations will be material. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained in this Form 8-K to reflect any changes in our expectations or any change in events, conditions or circumstances on which any statement is based.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2006	ORBIMAGE HOLDINGS INC.
	By:	/s/ Henry Dubois
Henry Dubois
Executive Vice President and Chief Financial Officer